EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Investment Officer of Post Holdings Partnering Corporation (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)    the quarterly report on Form 10-Q for the period ended September 30, 2022, filed on the date hereof with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 10, 2022	By:	/s/ Robert V. Vitale
Robert V. Vitale
President and Chief Investment Officer

A signed original of this written statement required by Section 906 has been provided to Post Holdings Partnering Corporation and will be retained by Post Holdings Partnering Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Post Holdings Partnering Corporation (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)    the quarterly report on Form 10-Q for the period ended September 30, 2022, filed on the date hereof with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 10, 2022	By:	/s/ Bradly A. Harper
Bradly A. Harper
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Post Holdings Partnering Corporation and will be retained by Post Holdings Partnering Corporation and furnished to the Securities and Exchange Commission or its staff upon request.